Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2011

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475
Net income (loss) per share:
Basic	$1.26	$1.37	$2.14	$1.98	$1.94	$(0.88)	$2.63	$1.11
Diluted	$1.25	$1.35	$2.11	$1.95	$1.92	$(0.88)	$2.60	$1.10

Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$1,321	$449
Operating income (loss) per share:
Basic	$1.23	$1.41	$1.83	$1.91	$1.91	$(0.91)	$2.64	$1.05
Diluted	$1.22	$1.39	$1.81	$1.89	$1.89	$(0.91)	$2.61	$1.04

Return on equity	9.6%	10.1%	15.0%	13.6%	13.3%	(5.8)%	9.9%	3.8%
Operating return on equity	10.1%	11.4%	14.3%	14.5%	14.1%	(6.6)%	10.7%	3.9%

Total assets, at period end (1)	$109,171	$107,498	$108,629	$105,656	$105,252	$106,468	$107,498	$106,468
Total equity, at period end	$26,671	$26,286	$27,295	$25,475	$25,243	$25,008	$26,286	$25,008

Book value per share, at period end	$53.50	$55.67	$59.11	$58.47	$59.91	$59.62	$55.67	$59.62
Less: Net unrealized investment gains, net of tax	3.90	5.05	6.49	4.28	4.32	5.34	5.05	5.34
Adjusted book value per share, at period end	$49.60	$50.62	$52.62	$54.19	$55.59	$54.28	$50.62	$54.28

Weighted average number of common shares outstanding (basic)	508.4	484.5	465.9	447.9	428.2	418.6	496.3	423.3
Weighted average number of common shares outstanding and common stock equivalents (diluted)	515.1	490.8	472.0	454.7	434.4	418.6	502.6	429.1
Common shares outstanding at period end	497.0	470.8	460.5	434.6	420.3	419.5	470.8	419.5

Common stock dividends declared	$168	$173	$169	$160	$155	$175	$341	$330

Common stock repurchased:
Under Board of Director authorization
Shares	27.0	28.0	11.8	28.9	18.9	3.9	55.0	22.8
Cost	$1,400	$1,400	$600	$1,600	$1,100	$237	$2,800	$1,337
Other
Shares	0.8	0.2	—	0.3	0.8	0.6	1.0	1.4
Cost	$40	$14	$—	$12	$46	$36	$54	$82

(1)  Includes impact from certain reclassifications made to 2010 amounts to conform to 2011 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Reconciliation to Net Income (Loss) and Earnings Per Share ($ and shares in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Net income (loss)
Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$1,321	$449
Net realized investment gains (losses)	16	(20)	147	30	13	13	(4)	26
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475

Basic earnings per share
Operating income (loss)	$1.23	$1.41	$1.83	$1.91	$1.91	$(0.91)	$2.64	$1.05
Net realized investment gains (losses)	0.03	(0.04)	0.31	0.07	0.03	0.03	(0.01)	0.06
Net income (loss)	$1.26	$1.37	$2.14	$1.98	$1.94	$(0.88)	$2.63	$1.11

Diluted earnings per share
Operating income (loss)	$1.22	$1.39	$1.81	$1.89	$1.89	$(0.91)	$2.61	$1.04
Net realized investment gains (losses)	0.03	(0.04)	0.30	0.06	0.03	0.03	(0.01)	0.06
Net income (loss)	$1.25	$1.35	$2.11	$1.95	$1.92	$(0.88)	$2.60	$1.10

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Basic
Net income (loss), as reported	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475
Preferred stock dividends	(1)	—	(1)	(1)	(1)	—	(1)	(1)
Participating share-based awards - allocated income	(5)	(5)	(8)	(7)	(7)	(2)	(10)	(4)
Net income (loss) available to common shareholders - basic	$641	$665	$996	$886	$831	$(366)	$1,306	$470

Diluted
Net income (loss) available to common shareholders - basic	$641	$665	$996	$886	$831	$(366)	$1,306	$470
Effect of dilutive securities:
Convertible preferred stock	1	—	1	1	1	—	1	1
Performance shares	—	—	1	1	—	—	—	—
Net income (loss) available to common shareholders - diluted	$642	$665	$998	$888	$832	$(366)	$1,307	$471

Common Shares
Basic
Weighted average shares outstanding	508.4	484.5	465.9	447.9	428.2	418.6	496.3	423.3

Diluted
Weighted average shares outstanding	508.4	484.5	465.9	447.9	428.2	418.6	496.3	423.3
Weighted average effects of dilutive securities:
Convertible preferred stock	1.9	1.8	1.7	1.7	1.6	—	1.8	1.4
Stock options and performance shares	4.8	4.5	4.4	5.1	4.6	—	4.5	4.4
Diluted weighted average shares outstanding	515.1	490.8	472.0	454.7	434.4	418.6	502.6	429.1

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income (Loss) - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$10,570	$10,874
Net investment income	753	762	735	809	779	758	1,515	1,537
Fee income	79	76	64	68	74	74	155	148
Net realized investment gains (losses)	25	(31)	226	44	20	19	(6)	39
Other revenues (1)	32	32	35	(29)	34	34	64	68
Total revenues	6,119	6,179	6,482	6,332	6,278	6,388	12,298	12,666

Claims and expenses
Claims and claim adjustment expenses	3,388	3,419	3,213	3,190	3,382	5,141	6,807	8,523
Amortization of deferred acquisition costs	929	950	966	957	948	970	1,879	1,918
General and administrative expenses	847	832	837	890	883	907	1,679	1,790
Interest expense	98	97	95	98	96	97	195	193
Total claims and expenses	5,262	5,298	5,111	5,135	5,309	7,115	10,560	12,424

Income (loss) before income taxes	857	881	1,371	1,197	969	(727)	1,738	242
Income tax expense (benefit)	210	211	366	303	130	(363)	421	(233)
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total gains (losses)	$(1)	$2	$8	$(2)	$2	$5	$1	$7
Non-credit component of impairments recognized in accumulated other changes in equity from nonowner sources	(9)	(6)	(14)	(4)	(6)	(9)	(15)	(15)
Other-than-temporary impairment losses	(10)	(4)	(6)	(6)	(4)	(4)	(14)	(8)
Other net realized investment gains (losses)	35	(27)	232	50	24	23	8	47
Net realized investment gains (losses)	$25	$(31)	$226	$44	$20	$19	$(6)	$39

Other statistics
Effective tax rate on net investment income	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	19.0%	20.1%
Net investment income (after-tax)	$610	$617	$597	$644	$622	$606	$1,227	$1,228

Catastrophes, net of reinsurance:
Pre-tax	$471	$439	$117	$86	$186	$1,668	$910	$1,854
After-tax	$312	$285	$77	$55	$122	$1,085	$597	$1,207

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Income (Loss) by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Underwriting gain (loss)	$80	$119	$302	$303	$249	$(924)	$199	$(675)
Net investment income	610	617	597	644	622	606	1,227	1,228
Other, including interest expense (1)	(59)	(46)	(41)	(83)	(45)	(59)	(105)	(104)
Operating income (loss)	631	690	858	864	826	(377)	1,321	449
Net realized investment gains (losses)	16	(20)	147	30	13	13	(4)	26
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475

GAAP Combined ratio (2) (3)
Loss and loss adjustment expense ratio	64.0%	63.3%	58.7%	58.0%	62.1%	92.6%	63.6%	77.6%
Underwriting expense ratio	32.4%	31.9%	31.9%	32.6%	32.6%	32.4%	32.2%	32.5%
Combined ratio	96.4%	95.2%	90.6%	90.6%	94.7%	125.0%	95.8%	110.1%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	95.8%	94.6%	89.7%	89.6%	93.8%	124.1%	95.2%	109.1%

Impact of catastrophes on combined ratio	9.0%	8.2%	2.2%	1.5%	3.4%	30.3%	8.6%	17.1%
Impact of prior year reserve development on combined ratio	-5.6%	-7.2%	-4.1%	-6.4%	-4.4%	-3.1%	-6.4%	-3.7%

(1)  In 4Q 2010, “Other, including interest expense” includes $(39) million, net of tax, of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

(2)  Before policyholder dividends.

(3)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Billing and policy fees	$27	$25	$27	$25	$26	$25	$52	$51
Fee income:
Loss and loss adjustment expenses	$36	$31	$23	$30	$33	$34	$67	$67
Underwriting expenses	43	45	41	38	41	40	88	81
Total fee income	$79	$76	$64	$68	$74	$74	$155	$148

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$10,570	$10,874
Net investment income	753	762	735	809	779	758	1,515	1,537
Fee income	79	76	64	68	74	74	155	148
Other revenues (1)	32	32	35	(29)	34	34	64	68
Total revenues	6,094	6,210	6,256	6,288	6,258	6,369	12,304	12,627

Claims and expenses
Claims and claim adjustment expenses	3,388	3,419	3,213	3,190	3,382	5,141	6,807	8,523
Amortization of deferred acquisition costs	929	950	966	957	948	970	1,879	1,918
General and administrative expenses	847	832	837	890	883	907	1,679	1,790
Interest expense	98	97	95	98	96	97	195	193
Total claims and expenses	5,262	5,298	5,111	5,135	5,309	7,115	10,560	12,424

Operating income (loss) before income taxes	832	912	1,145	1,153	949	(746)	1,744	203
Income tax expense (benefit)	201	222	287	289	123	(369)	423	(246)
Operating income (loss)	$631	$690	$858	$864	$826	$(377)	$1,321	$449

Other statistics
Effective tax rate on net investment income	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	19.0%	20.1%
Net investment income (after-tax)	$610	$617	$597	$644	$622	$606	$1,227	$1,228

Catastrophes, net of reinsurance:
Pre-tax	$471	$439	$117	$86	$186	$1,668	$910	$1,854
After-tax	$312	$285	$77	$55	$122	$1,085	$597	$1,207

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Statutory underwriting
Gross written premiums	$5,803	$5,974	$6,004	$5,521	$5,961	$6,124	$11,777	$12,085
Net written premiums	$5,251	$5,688	$5,462	$5,234	$5,437	$5,817	$10,939	$11,254

Net earned premiums	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$10,570	$10,874
Losses and loss adjustment expenses	3,349	3,382	3,185	3,156	3,342	5,100	6,731	8,442
Underwriting expenses	1,708	1,757	1,766	1,725	1,772	1,837	3,465	3,609
Statutory underwriting gain (loss)	173	201	471	559	257	(1,434)	374	(1,177)
Policyholder dividends	8	7	9	6	10	8	15	18
Statutory underwriting gain (loss) after policyholder dividends	$165	$194	$462	$553	$247	$(1,442)	$359	$(1,195)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,849	$40,766	$40,640	$40,235	$40,301	$41,482	$40,766	$41,482
Increase (decrease) in reserves	$(74)	$(83)	$(126)	$(405)	$66	$1,181	$(157)	$1,247
Statutory surplus	$21,607	$21,077	$20,868	$20,066	$20,588	$20,224	$21,077	$20,224
Net written premiums/surplus (1)	0.99:1	1.02:1	1.03:1	1.08:1	1.06:1	1.09:1	1.02:1	1.09:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Written premiums
Gross	$5,803	$5,974	$6,004	$5,521	$5,961	$6,124	$11,777	$12,085
Ceded	(552)	(286)	(542)	(287)	(524)	(307)	(838)	(831)
Net	$5,251	$5,688	$5,462	$5,234	$5,437	$5,817	$10,939	$11,254

Earned premiums
Gross	$5,697	$5,770	$5,864	$5,866	$5,804	$5,920	$11,467	$11,724
Ceded	(467)	(430)	(442)	(426)	(433)	(417)	(897)	(850)
Net	$5,230	$5,340	$5,422	$5,440	$5,371	$5,503	$10,570	$10,874

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Premiums	$2,628	$2,663	$2,736	$2,739	$2,745	$2,802	$5,291	$5,547
Net investment income	528	537	514	577	556	541	1,065	1,097
Fee income	79	76	64	66	74	74	155	148
Other revenues	6	7	10	5	9	10	13	19
Total revenues	3,241	3,283	3,324	3,387	3,384	3,427	6,524	6,811

Claims and expenses
Claims and claim adjustment expenses	1,583	1,621	1,683	1,617	1,773	2,579	3,204	4,352
Amortization of deferred acquisition costs	425	439	448	437	444	457	864	901
General and administrative expenses	481	469	463	491	473	492	950	965
Total claims and expenses	2,489	2,529	2,594	2,545	2,690	3,528	5,018	6,218

Operating income (loss) before federal income taxes	752	754	730	842	694	(101)	1,506	593
Income tax expense (benefit)	185	187	187	218	90	(112)	372	(22)
Operating income	$567	$567	$543	$624	$604	$11	$1,134	$615

Other statistics
Effective tax rate on net investment income	18.6%	18.8%	18.5%	20.3%	20.0%	19.9%	18.7%	20.0%
Net investment income (after-tax)	$430	$435	$420	$459	$445	$433	$865	$878

Catastrophes, net of reinsurance:
Pre-tax	$135	$179	$53	$70	$112	$697	$314	$809
After-tax	$88	$116	$35	$45	$73	$453	$204	$526

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Underwriting gain (loss)	$132	$127	$116	$161	$153	$(429)	$259	$(276)
Net investment income	430	435	420	459	445	433	865	878
Other	5	5	7	4	6	7	10	13
Operating income	$567	$567	$543	$624	$604	$11	$1,134	$615

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	58.7%	59.5%	60.5%	57.8%	63.1%	90.6%	59.1%	77.0%
Underwriting expense ratio	32.7%	32.3%	31.6%	32.3%	31.8%	32.3%	32.5%	32.0%
Combined ratio	91.4%	91.8%	92.1%	90.1%	94.9%	122.9%	91.6%	109.0%

Impact of catastrophes on combined ratio	5.1%	6.7%	2.0%	2.6%	4.1%	24.9%	6.0%	14.6%
Impact of prior year reserve development on combined ratio	-9.2%	-11.3%	-3.8%	-9.3%	-5.2%	-1.0%	-10.3%	-3.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Billing and policy fees	$4	$4	$5	$4	$5	$4	$8	$9
Fee income:
Loss and loss adjustment expenses	$36	$31	$23	$28	$33	$34	$67	$67
Underwriting expenses	43	45	41	38	41	40	88	81
Total fee income	$79	$76	$64	$66	$74	$74	$155	$148

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$3,118	$2,996	$3,027	$2,750	$3,306	$3,094	$6,114	$6,400
Net written premiums	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$5,629	$5,899

Net earned premiums	$2,628	$2,663	$2,736	$2,739	$2,745	$2,802	$5,291	$5,547
Losses and loss adjustment expenses	1,547	1,586	1,659	1,583	1,736	2,540	3,133	4,276
Underwriting expenses	866	869	867	854	899	918	1,735	1,817
Statutory underwriting gain (loss)	215	208	210	302	110	(656)	423	(546)
Policyholder dividends	4	6	5	6	7	5	10	12
Statutory underwriting gain (loss) after policyholder dividends	$211	$202	$205	$296	$103	$(661)	$413	$(558)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Net written premiums by market
Select Accounts	$702	$716	$664	$636	$732	$738	$1,418	$1,470
Commercial Accounts	706	581	655	634	822	659	1,287	1,481
National Accounts	226	194	173	213	211	188	420	399
Industry-Focused Underwriting	569	584	590	556	628	579	1,153	1,207
Target Risk Underwriting	412	469	342	350	413	468	881	881
Specialized Distribution	215	247	222	188	209	246	462	455
Total core	2,830	2,791	2,646	2,577	3,015	2,878	5,621	5,893
Business Insurance other	4	4	5	—	5	1	8	6
Total	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$5,629	$5,899

Net written premiums by product line
Commercial multi-peril	$784	$752	$728	$731	$841	$780	$1,536	$1,621
Workers’ compensation	725	600	635	626	854	678	1,325	1,532
Commercial automobile	483	492	494	441	493	505	975	998
Property	430	493	360	358	414	468	923	882
General liability	412	458	434	422	415	442	870	857
Other	—	—	—	(1)	3	6	—	9
Total	$2,834	$2,795	$2,651	$2,577	$3,020	$2,879	$5,629	$5,899

National accounts
Additions to claim volume under administration (1)	$536	$399	$348	$496	$540	$416	$935	$956
Written fees	$74	$64	$57	$62	$73	$63	$138	$136

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Premiums	$824	$855	$820	$818	$773	$810	$1,679	$1,583
Net investment income	111	110	110	108	106	105	221	211
Fee income	—	—	—	2	—	—	—	—
Other revenues	6	7	7	7	7	6	13	13
Total revenues	941	972	937	935	886	921	1,913	1,807

Claims and expenses
Claims and claim adjustment expenses	516	414	350	420	433	378	930	811
Amortization of deferred acquisition costs	153	153	154	152	147	152	306	299
General and administrative expenses	149	148	153	158	160	160	297	320
Total claims and expenses	818	715	657	730	740	690	1,533	1,430

Operating income before federal income taxes	123	257	280	205	146	231	380	377
Income tax expense	37	85	68	55	26	67	122	93
Operating income	$86	$172	$212	$150	$120	$164	$258	$284

Other statistics
Effective tax rate on net investment income	21.0%	20.7%	20.6%	20.5%	21.2%	21.2%	20.9%	21.2%
Net investment income (after-tax)	$87	$89	$86	$86	$84	$82	$176	$166

Catastrophes, net of reinsurance (1):
Pre-tax	$86	$3	$(2)	$(5)	$21	$14	$89	$35
After-tax	$62	$2	$(2)	$(3)	$15	$10	$64	$25

(1)  In 3Q 2010 and 4Q 2010 “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Underwriting gain (loss)	$(5)	$79	$121	$59	$32	$78	$74	$110
Net investment income	87	89	86	86	84	82	176	166
Other	4	4	5	5	4	4	8	8
Operating income	$86	$172	$212	$150	$120	$164	$258	$284

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.3%	48.1%	42.2%	51.2%	55.6%	46.2%	55.1%	50.8%
Underwriting expense ratio	36.6%	35.2%	37.4%	38.0%	39.7%	38.6%	35.9%	39.1%
Combined ratio	98.9%	83.3%	79.6%	89.2%	95.3%	84.8%	91.0%	89.9%

Impact of catastrophes on combined ratio	10.4%	0.4%	-0.3%	-0.6%	2.7%	1.7%	5.3%	2.2%
Impact of prior year reserve development on combined ratio	-4.2%	-8.4%	-11.8%	-6.8%	-5.1%	-11.7%	-6.3%	-8.6%

(1)  Before policyholder dividends.

(2)  Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Fee income:
Loss and loss adjustment expenses	$—	$—	$—	$2	$—	$—	$—	$—
Underwriting expenses	—	—	—	—	—	—	—	—
Total fee income	$—	$—	$—	$2	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$898	$915	$852	$869	$810	$910	$1,813	$1,720
Net written premiums	$681	$889	$808	$833	$624	$879	$1,570	$1,503

Net earned premiums	$824	$855	$820	$818	$773	$810	$1,679	$1,583
Losses and loss adjustment expenses	513	412	346	420	430	375	925	805
Underwriting expenses	308	303	291	290	309	312	611	621
Statutory underwriting gain	3	140	183	108	34	123	143	157
Policyholder dividends	4	1	4	—	3	3	5	6
Statutory underwriting gain (loss) after policyholder dividends	$(1)	$139	$179	$108	$31	$120	$138	$151

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Net written premiums by market
Bond & Financial Products	$362	$559	$547	$513	$369	$533	$921	$902
International	319	330	261	320	255	346	649	601
Total	$681	$889	$808	$833	$624	$879	$1,570	$1,503

Net written premiums by product line
General liability	$132	$232	$242	$246	$138	$235	$364	$373
Fidelity & surety	194	292	273	236	196	265	486	461
International	319	330	261	320	255	346	649	601
Other	36	35	32	31	35	33	71	68
Total	$681	$889	$808	$833	$624	$879	$1,570	$1,503

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Premiums	$1,778	$1,822	$1,866	$1,883	$1,853	$1,891	$3,600	$3,744
Net investment income	114	115	111	124	117	112	229	229
Other revenues	20	18	18	19	18	18	38	36
Total revenues	1,912	1,955	1,995	2,026	1,988	2,021	3,867	4,009

Claims and expenses
Claims and claim adjustment expenses	1,289	1,384	1,180	1,153	1,176	2,184	2,673	3,360
Amortization of deferred acquisition costs	351	358	364	368	357	361	709	718
General and administrative expenses	207	210	215	235	235	225	417	460
Total claims and expenses	1,847	1,952	1,759	1,756	1,768	2,770	3,799	4,538

Operating income (loss) before federal income taxes	65	3	236	270	220	(749)	68	(529)
Income tax expense (benefit)	6	(16)	68	76	50	(278)	(10)	(228)
Operating income (loss)	$59	$19	$168	$194	$170	$(471)	$78	$(301)

Other statistics
Effective tax rate on net investment income	18.6%	18.7%	18.5%	20.0%	20.0%	19.9%	18.6%	19.9%
Net investment income (after-tax)	$93	$93	$91	$99	$93	$91	$186	$184

Catastrophes, net of reinsurance:
Pre-tax	$250	$257	$66	$21	$53	$957	$507	$1,010
After-tax	$162	$167	$44	$13	$34	$622	$329	$656

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Underwriting gain (loss)	$(47)	$(87)	$65	$83	$64	$(573)	$(134)	$(509)
Net investment income	93	93	91	99	93	91	186	184
Other	13	13	12	12	13	11	26	24
Operating income (loss)	$59	$19	$168	$194	$170	$(471)	$78	$(301)

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	72.5%	76.0%	63.2%	61.2%	63.4%	115.6%	74.3%	89.8%
Underwriting expense ratio	30.1%	29.9%	29.9%	30.9%	30.8%	29.9%	30.0%	30.3%
Combined ratio	102.6%	105.9%	93.1%	92.1%	94.2%	145.5%	104.3%	120.1%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	100.9%	104.0%	90.6%	89.1%	91.4%	143.2%	102.5%	117.5%

Impact of catastrophes on combined ratio	14.0%	14.0%	3.6%	1.1%	2.8%	50.7%	14.1%	27.0%
Impact of prior year reserve development on combined ratio	-1.0%	-0.5%	-1.2%	-2.0%	-3.0%	-2.4%	-0.8%	-2.7%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Billing and policy fees	$23	$21	$22	$21	$21	$21	$44	$42

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Statutory underwriting
Gross written premiums	$1,787	$2,063	$2,125	$1,902	$1,845	$2,120	$3,850	$3,965
Net written premiums	$1,736	$2,004	$2,003	$1,824	$1,793	$2,059	$3,740	$3,852

Net earned premiums	$1,778	$1,822	$1,866	$1,883	$1,853	$1,891	$3,600	$3,744
Losses and loss adjustment expenses	1,289	1,384	1,180	1,153	1,176	2,185	2,673	3,361
Underwriting expenses	534	585	608	581	564	607	1,119	1,171
Statutory underwriting gain (loss)	$(45)	$(147)	$78	$149	$113	$(901)	$(192)	$(788)

Policies in force (in thousands)
Automobile	2,489	2,516	2,536	2,547	2,559	2,570	2,516	2,570
Homeowners and other	5,030	5,100	5,143	5,165	5,183	5,210	5,100	5,210

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Statutory underwriting

Gross written premiums	$917	$951	$958	$894	$923	$952	$1,868	$1,875
Net written premiums	$913	$945	$952	$888	$918	$948	$1,858	$1,866

Net earned premiums	$892	$905	$914	$918	$896	$908	$1,797	$1,804
Losses and loss adjustment expenses	613	638	628	674	620	722	1,251	1,342
Underwriting expenses	249	254	254	250	249	249	503	498
Statutory underwriting gain (loss)	$30	$13	$32	$(6)	$27	$(63)	$43	$(36)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	68.7%	70.5%	68.7%	73.4%	69.2%	79.5%	69.6%	74.3%
Underwriting expense ratio	26.7%	26.9%	26.2%	26.9%	26.6%	26.2%	26.8%	26.4%
Combined ratio	95.4%	97.4%	94.9%	100.3%	95.8%	105.7%	96.4%	100.7%

Impact of catastrophes on combined ratio	0.8%	1.6%	0.3%	0.5%	0.1%	6.8%	1.2%	3.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$7	$14	$3	$4	$1	$61	$21	$62
After-tax	$4	$10	$2	$2	$—	$41	$14	$41

Policies in force (in thousands)	2,447	2,468	2,482	2,490	2,497	2,502
Change from prior year quarter	-1.7%	0.1%	1.3%	1.9%	2.0%	1.4%
Change from prior quarter	0.2%	0.9%	0.6%	0.3%	0.3%	0.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Billing and policy fees	$13	$11	$12	$12	$12	$11	$24	$23

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Statutory underwriting

Gross written premiums	$849	$1,089	$1,140	$982	$891	$1,136	$1,938	$2,027
Net written premiums	$803	$1,035	$1,024	$910	$845	$1,078	$1,838	$1,923

Net earned premiums	$870	$897	$930	$942	$932	$954	$1,767	$1,886
Losses and loss adjustment expenses	662	729	534	459	532	1,428	1,391	1,960
Underwriting expenses	252	292	305	276	263	308	544	571
Statutory underwriting gain (loss)	$(44)	$(124)	$91	$207	$137	$(782)	$(168)	$(645)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	76.1%	81.3%	57.4%	48.7%	57.1%	149.7%	78.7%	104.0%
Underwriting expense ratio	30.6%	29.4%	28.9%	29.5%	30.0%	29.3%	30.0%	29.6%
Combined ratio	106.7%	110.7%	86.3%	78.2%	87.1%	179.0%	108.7%	133.6%

Impact of catastrophes on combined ratio	27.9%	26.8%	6.9%	1.6%	5.6%	92.9%	27.3%	49.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$242	$241	$64	$15	$52	$887	$483	$939
After-tax	$158	$156	$41	$10	$34	$576	$314	$610

Policies in force (in thousands)	5,000	5,064	5,103	5,121	5,135	5,157
Change from prior year quarter	3.1%	3.6%	3.6%	3.3%	2.7%	1.8%
Change from prior quarter	0.8%	1.3%	0.8%	0.4%	0.3%	0.4%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Billing and policy fees	$10	$9	$10	$9	$9	$9	$19	$18

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Revenues
Other revenues (1)	$—	$—	$—	$(60)	$—	$—	$—	$—

Claims and expenses
Interest expense	98	97	95	98	96	97	195	193
General and administrative expenses	10	5	6	6	15	30	15	45
Total claims and expenses	108	102	101	104	111	127	210	238

Operating loss before federal income tax benefit	(108)	(102)	(101)	(164)	(111)	(127)	(210)	(238)
Income taxes	(27)	(34)	(36)	(60)	(43)	(46)	(61)	(89)
Operating loss	$(81)	$(68)	$(65)	$(104)	$(68)	$(81)	$(149)	$(149)

(1)  In 4Q 2010, “Other revenues” include $(60) million of expenses related to the Company’s purchase and retirement of $885 million of its $1 billion 6.25% fixed-to-floating rate junior subordinated debentures.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	June 30,	December 31,
	2011 (1)	2010

Assets
Fixed maturities, available for sale, at fair value (including $94 and $186 subject to securities lending) (amortized cost $59,767 and $60,170)	$62,976	$62,820
Equity securities, available for sale, at fair value (cost $461 and $372)	600	519
Real estate	854	838
Short-term securities	5,024	5,616
Other investments	3,539	2,929
Total investments	72,993	72,722

Cash	273	200
Investment income accrued	768	791
Premiums receivable	6,043	5,497
Reinsurance recoverables	11,780	11,994
Ceded unearned premiums	802	813
Deferred acquisition costs	1,840	1,782
Deferred tax asset	128	493
Contractholder receivables	5,370	5,343
Goodwill	3,365	3,365
Other intangible assets	465	502
Other assets	2,641	2,154
Total assets	$106,468	$105,656

Liabilities
Claims and claim adjustment expense reserves	$52,596	$51,606
Unearned premium reserves	11,339	10,921
Contractholder payables	5,370	5,343
Payables for reinsurance premiums	409	407
Debt	6,604	6,611
Other liabilities	5,142	5,293
Total liabilities	81,460	80,181

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.0 and 0.2 shares issued and outstanding)	—	68
Common stock (1,748.6 shares authorized; 419.5 and 434.6 shares issued and outstanding)	20,607	20,162
Retained earnings	18,966	18,847
Accumulated other changes in equity from nonowner sources	1,711	1,255
Treasury stock, at cost (320.8 and 296.6 shares)	(16,276)	(14,857)
Total shareholders’ equity	25,008	25,475
Total liabilities and shareholders’ equity	$106,468	$105,656

(1)  Preliminary.

Note:  Certain reclassifications have been made to the 2010 consolidated balance sheet to conform to the 2011 presentation.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2011	Yield (1)	2010	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$24,286	4.60%	$23,790	4.80%
Tax-exempt fixed maturities	38,690	4.04%	39,030	4.03%
Total fixed maturities	62,976	4.26%	62,820	4.32%

Non-redeemable preferred stocks	202	6.36%	215	6.47%
Common stocks	398		304
Total equity securities	600		519

Real estate	854		838

Short-term securities	5,024	0.14%	5,616	0.19%

Private equities	1,859		1,725
Hedge funds	548		512
Real estate partnerships	596		580
Mortgage loans	36	6.23%	34	6.28%
Trading securities	24		23
Other investments	476		55
Total other investments	3,539		2,929

Total investments	$72,993		$72,722

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,239		$1,858

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	June 30,	December 31,
	2011	2010
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,146	$2,008
Obligations of states and political subdivisions:
Pre-refunded	7,119	7,291
All other	32,061	32,244
Total	39,180	39,535
Debt securities issued by foreign governments	2,031	2,202
Mortgage-backed securities - principally obligations of U.S. Government agencies	3,772	4,164
Corporates (including redeemable preferreds)	15,847	14,911
Total fixed maturities	$62,976	$62,820

Fixed Maturities

Quality Characteristics (1)

	June 30, 2011
	Amount	% of Total
Quality Ratings
Aaa	$29,285	46.5%
Aa	20,135	32.0
A	6,996	11.1
Baa	4,681	7.4
Total investment grade	61,097	97.0
Ba	872	1.4
B	579	0.9
Caa and lower	428	0.7
Total below investment grade	1,879	3.0
Total fixed maturities	$62,976	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.6

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Gross investment income
Fixed maturities	$691	$678	$674	$667	$642	$634	$1,369	$1,276
Short-term securities	3	3	3	4	4	3	6	7
Other	66	89	65	150	140	129	155	269
	760	770	742	821	786	766	1,530	1,552
Investment expenses	7	8	7	12	7	8	15	15
Net investment income, pre-tax	753	762	735	809	779	758	1,515	1,537
Income taxes	143	145	138	165	157	152	288	309
Net investment income, after-tax	$610	$617	$597	$644	$622	$606	$1,227	$1,228

Effective tax rate	18.9%	19.1%	18.8%	20.3%	20.2%	20.1%	19.0%	20.1%

Average invested assets (1)	$72,659	$71,294	$70,929	$71,359	$70,771	$70,476	$71,987	$70,659

Average yield pre-tax (1)	4.1%	4.3%	4.1%	4.5%	4.4%	4.3%	4.2%	4.4%
Average yield after-tax	3.4%	3.5%	3.4%	3.6%	3.5%	3.4%	3.4%	3.5%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Net realized investment gains (losses)
Fixed maturities	$22	$17	$25	$18	$10	$14	$39	$24
Equity securities (1)	8	3	104	10	1	26	11	27
Other (1) (2)	(5)	(51)	97	16	9	(21)	(56)	(12)
Realized investment gains (losses) before tax	25	(31)	226	44	20	19	(6)	39
Related taxes	9	(11)	79	14	7	6	(2)	13
Net realized investment gains (losses)	$16	$(20)	$147	$30	$13	$13	$(4)	$26

Gross investment gains (2)	$89	$75	$322	$108	$109	$102	$164	$211
Gross investment losses before impairments (2)	(54)	(102)	(90)	(58)	(85)	(79)	(156)	(164)
Net investment gains (losses) before impairments	35	(27)	232	50	24	23	8	47
Other-than-temporary impairment losses:
Total gains (losses)	(1)	2	8	(2)	2	5	1	7
Non-credit component of impairments recognized in accumulated other changes in equity from nonowner sources	(9)	(6)	(14)	(4)	(6)	(9)	(15)	(15)
Other-than-temporary impairment losses	(10)	(4)	(6)	(6)	(4)	(4)	(14)	(8)
Net realized investment gains (losses) before tax	25	(31)	226	44	20	19	(6)	39
Related taxes	9	(11)	79	14	7	6	(2)	13
Net realized investment gains (losses)	$16	$(20)	$147	$30	$13	$13	$(4)	$26

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2010	2010	2010	2010	2011	2011

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,653	$3,330	$4,399	$2,650	$2,556	$3,209
Equity securities & other	296	296	160	175	208	202
Unrealized investment gains before tax	2,949	3,626	4,559	2,825	2,764	3,411
Related taxes	1,011	1,245	1,569	967	948	1,172

Balance, end of period	$1,938	$2,381	$2,990	$1,858	$1,816	$2,239

(1)  In 3Q 2010, the Company sold most of its remaining common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $230 million as part of the secondary public offering of Verisk.  The Company recorded a pretax realized investment gain of $205 million on this sale in 3Q 2010 ($102 million included in the “Equity securities” and $103 million included in the “Other investments” categories above).

(2)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$26	$37	$52	$73	$47	$32	$63	$79
Gross investment Treasury future losses	$33	$63	$71	$51	$47	$53	$96	$100

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	June 30,	December 31,
	2011	2010
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$6,761	$6,934
Allowance for uncollectible reinsurance	(359)	(363)
Net reinsurance recoverables	6,402	6,571
Mandatory pools and associations (1)	2,048	2,043
Structured settlements	3,330	3,380
Total reinsurance recoverables	$11,780	$11,994

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	June 30,	December 31,
Reinsurer	Predominant Reinsurer	2011	2010
Munich Re Group	A+ second highest of 16 ratings	$767	$744
Swiss Re Group	A third highest of 16 ratings	699	707
Transatlantic Holdings, Inc. (2)	A third highest of 16 ratings	380	385
XL Capital Group	A third highest of 16 ratings	322	320
Berkshire Hathaway Group	A++ highest of 16 ratings	309	319

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at June 30, 2011, after deducting mandatory pools and associations and structured settlement balances, $5.1 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% net recoverables from reinsurers were comprised of the following:  5% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 5% were balances from other companies not rated by A.M. Best Company.  In addition, $1.9 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at June 30, 2011.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	June 30,	December 31,
Group	Predominant Insurer	2011	2010
Fidelity and Guaranty Life (3)	B++ fifth highest of 16 ratings	$1,008	$1,028
Metlife	A+ second highest of 16 ratings	499	508
Genworth	A third highest of 16 ratings	452	458
Symetra	A third highest of 16 ratings	269	272
ING Group	A third highest of 16 ratings	226	229

(1)  Includes impact from certain reclassifications made to 2010 amounts to conform to 2011 presentation.

(2)  Transatlantic Holdings, Inc. and Allied World Assurance Co. Holdings, AG recently signed a definitive merger agreement, expected to be finalized during the fourth quarter of 2011, which would create a combined entity called TransAllied Group Holdings, AG.  At June 30, 2011, the Company had gross reinsurance recoverables of $114 million from Allied World Assurance Co. Holdings, AG, which is rated ‘A’ by A.M. Best.

(3)  Sale of Old Mutual U.S. Life Holdings Inc. to Harbinger Capital Partners LLC was completed on April 7, 2011.  Harbinger Group has reverted the Old Mutual businesses to their former names, Fidelity & Guaranty Life Insurance Company and Fidelity & Guaranty Life Insurance Company of New York.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011
Business Insurance
Beginning of period	$31,289	$31,079	$30,900	$30,752	$30,505	$30,489	$31,289	$30,505
Incurred	1,547	1,586	1,659	1,583	1,736	2,540	3,133	4,276
Paid	(1,747)	(1,751)	(1,822)	(1,832)	(1,759)	(1,874)	(3,498)	(3,633)
Foreign exchange and other	(10)	(14)	15	2	7	3	(24)	10
End of period	$31,079	$30,900	$30,752	$30,505	$30,489	$31,158	$30,900	$31,158

Financial, Professional & International Insurance
Beginning of period	$6,003	$6,022	$5,995	$6,125	$6,068	$6,267	$6,003	$6,068
Incurred	513	412	346	420	430	375	925	805
Paid	(443)	(363)	(312)	(478)	(294)	(357)	(806)	(651)
Foreign exchange and other	(51)	(76)	96	1	63	12	(127)	75
End of period	$6,022	$5,995	$6,125	$6,068	$6,267	$6,297	$5,995	$6,297

Personal Insurance
Beginning of period	$3,631	$3,748	$3,871	$3,763	$3,662	$3,545	$3,631	$3,662
Incurred	1,289	1,384	1,180	1,153	1,176	2,185	2,673	3,361
Paid	(1,172)	(1,261)	(1,288)	(1,254)	(1,293)	(1,703)	(2,433)	(2,996)
End of period	$3,748	$3,871	$3,763	$3,662	$3,545	$4,027	$3,871	$4,027

Total
Beginning of period	$40,923	$40,849	$40,766	$40,640	$40,235	$40,301	$40,923	$40,235
Incurred	3,349	3,382	3,185	3,156	3,342	5,100	6,731	8,442
Paid	(3,362)	(3,375)	(3,422)	(3,564)	(3,346)	(3,934)	(6,737)	(7,280)
Foreign exchange and other	(61)	(90)	111	3	70	15	(151)	85
End of period	$40,849	$40,766	$40,640	$40,235	$40,301	$41,482	$40,766	$41,482

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$140	$—	$—	$—	$—	$—
Environmental	—	35	—	—	—	76	35	76
All other	(242)	(338)	(242)	(254)	(143)	(103)	(580)	(246)
Prior year development excluding accretion of discount	(242)	(303)	(102)	(254)	(143)	(27)	(545)	(170)
Accretion of discount	11	12	11	11	11	12	23	23
Total Business Insurance	(231)	(291)	(91)	(243)	(132)	(15)	(522)	(147)

Financial, Professional & International Insurance	(34)	(72)	(97)	(56)	(39)	(96)	(106)	(135)

Personal Insurance	(18)	(9)	(23)	(37)	(55)	(45)	(27)	(100)
Total	$(283)	$(372)	$(211)	$(336)	$(226)	$(156)	$(655)	$(382)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Asbestos reserves
Beginning reserves:
Direct	$3,097	$3,004	$2,867	$3,058	$2,941	$2,876	$3,097	$2,941
Ceded	(339)	(320)	(274)	(400)	(393)	(374)	(339)	(393)
Net	2,758	2,684	2,593	2,658	2,548	2,502	2,758	2,548
Incurred losses and loss expenses:
Direct	—	—	262	—	—	—	—	—
Ceded	—	—	(122)	—	—	—	—	—
Losses paid:
Direct	93	137	71	117	65	68	230	133
Ceded	(19)	(46)	4	(7)	(19)	(4)	(65)	(23)
Ending reserves:
Direct	3,004	2,867	3,058	2,941	2,876	2,808	2,867	2,808
Ceded	(320)	(274)	(400)	(393)	(374)	(370)	(274)	(370)
Net	$2,684	$2,593	$2,658	$2,548	$2,502	$2,438	$2,593	$2,438

Environmental reserves
Beginning reserves:
Direct	$389	$373	$399	$383	$354	$339	$389	$354
Ceded	4	4	(6)	(6)	(3)	(3)	4	(3)
Net	393	377	393	377	351	336	393	351
Incurred losses and loss expenses:
Direct	—	45	—	—	—	80	45	80
Ceded	—	(10)	—	—	—	(4)	(10)	(4)
Losses paid:
Direct	16	19	16	29	15	25	35	40
Ceded	—	—	—	(3)	—	(1)	—	(1)
Ending reserves:
Direct	373	399	383	354	339	394	399	394
Ceded	4	(6)	(6)	(3)	(3)	(6)	(6)	(6)
Net	$377	$393	$377	$351	$336	$388	$393	$388

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Capitalization ($ in millions)

	June 30,	December 31,
Debt	2011	2010

Short-term debt
Commercial paper	$100	$100
5.375% Senior notes due June 15, 2012 (1)	250	—
7.22% Real estate non-recourse debt due September 1, 2011	—	9
Total short-term debt	350	109

Long-term debt
5.375% Senior notes due June 15, 2012 (1)	—	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	115	115
Total long-term debt	6,269	6,519
Unamortized fair value adjustment	54	54
Unamortized debt issuance costs	(69)	(71)
	6,254	6,502
Total debt	6,604	6,611

Preferred equity (2)	—	68
Common equity (excluding net unrealized investment gains, net of tax)	22,769	23,549
Total capital (excluding net unrealized investment gains, net of tax)	$29,373	$30,228
Total debt to capital (excluding net unrealized investment gains, net of tax)	22.5%	21.9%

(1)  Redeemable anytime with “make-whole” premium.

(2)  In 2Q 2011, the Company’s board of directors authorized the redemption of the Company’s preferred stock held by The Travelers 401(k) Savings Plan Trust (the Trust) and gave notice of that redemption to the appropriate fiduciaries of the Trust.  The Trust, following a fiduciary review, exercised its right to convert each preferred share into eight common shares of the Company.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	June 30,	December 31,
	2011 (1)	2010

Statutory surplus	$20,224	$20,066

GAAP adjustments

Goodwill and intangible assets	3,649	3,679

Investments	3,835	3,179

Noninsurance companies	(4,072)	(2,963)

Deferred acquisition costs	1,840	1,782

Deferred federal income tax	(1,507)	(1,238)

Current federal income tax	(10)	(100)

Reinsurance recoverables	244	244

Furniture, equipment & software	696	690

Employee benefits	—	(11)

Agents balances	122	110

Other	(13)	37

Total GAAP adjustments	4,784	5,409

GAAP shareholders’ equity	$25,008	$25,475

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Cash flows from operating activities
Net income (loss)	$647	$670	$1,005	$894	$839	$(364)	$1,317	$475
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(25)	31	(226)	(44)	(20)	(19)	6	(39)
Depreciation and amortization	216	195	197	204	208	197	411	405
Deferred federal income tax expense (benefit)	76	(25)	98	29	153	(16)	51	137
Amortization of deferred acquisition costs	929	950	966	957	948	970	1,879	1,918
Equity in income from other investments	(45)	(71)	(45)	(122)	(122)	(109)	(116)	(231)
Premiums receivable	(97)	(285)	154	199	(167)	(375)	(382)	(542)
Reinsurance recoverables	86	442	226	546	218	7	528	225
Deferred acquisition costs	(939)	(991)	(998)	(898)	(964)	(1,009)	(1,930)	(1,973)
Claims and claim adjustment expense reserves	(224)	(468)	(420)	(856)	(251)	1,140	(692)	889
Unearned premium reserves	86	184	148	(355)	175	220	270	395
Other	(179)	(112)	236	108	(384)	(374)	(291)	(758)
Net cash provided by operating activities	531	520	1,341	662	633	268	1,051	901

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,229	1,249	1,403	2,015	1,849	1,385	2,478	3,234
Proceeds from sales of investments:
Fixed maturities	1,646	1,135	500	432	490	246	2,781	736
Equity securities	19	8	130	44	8	39	27	47
Real estate	9	1	—	—	—	—	10	—
Other investments	114	75	237	291	161	124	189	285
Purchases of investments:
Fixed maturities	(2,175)	(1,765)	(1,227)	(1,618)	(1,824)	(1,723)	(3,940)	(3,547)
Equity securities	(5)	(14)	(10)	(32)	(51)	(52)	(19)	(103)
Real estate	(3)	(5)	(7)	(6)	(30)	(5)	(8)	(35)
Other investments	(104)	(123)	(146)	(141)	(107)	(522)	(227)	(629)
Net (purchases) sales of short-term securities	202	848	(1,116)	(633)	(31)	628	1,050	597
Securities transactions in course of settlement	95	(93)	(242)	210	134	79	2	213
Other	(75)	(70)	(75)	(98)	(69)	(74)	(145)	(143)
Net cash provided by (used in) investing activities	952	1,246	(553)	464	530	125	2,198	655

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2010	2010	2010	2010	2011	2011	2010	2011

Cash flows from financing activities
Payment of debt	—	(250)	(25)	(885)	—	(8)	(250)	(8)
Issuance of debt	—	—	—	1,234	—	—	—	—
Dividends paid to shareholders	(168)	(175)	(169)	(161)	(155)	(174)	(343)	(329)
Issuance of common stock - employee share options	123	76	68	141	168	77	199	245
Treasury stock acquired - share repurchase authorization	(1,407)	(1,397)	(637)	(1,557)	(1,104)	(256)	(2,804)	(1,360)
Treasury stock acquired - net employee share-based compensation	(38)	(2)	—	—	(44)	(2)	(40)	(46)
Excess tax benefits from share-based payment arrangements	4	1	1	2	7	4	5	11
Net cash used in financing activities	(1,486)	(1,747)	(762)	(1,226)	(1,128)	(359)	(3,233)	(1,487)

Effect of exchange rate changes on cash	(1)	(4)	6	2	4	—	(5)	4

Net increase (decrease) in cash	(4)	15	32	(98)	39	34	11	73
Cash at beginning of period	255	251	266	298	200	239	255	200
Cash at end of period	$251	$266	$298	$200	$239	$273	$266	$273

Income taxes paid	$44	$265	$202	$273	$112	$179	$309	$291
Interest paid	$63	$137	$63	$134	$35	$156	$200	$191

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2011 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s financial leverage.

Statutory surplus represents the excess of an insurance company’s assets over its liabilities in accordance with the statutory accounting practices required by state laws and regulations.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and management liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.